Exhibit 77Q1(d)

The Plan pursuant to Rule 18f-3 under the Investment
 Company Act of 1940 as amended effective May 1, 2009 is incorporated by reference to exhibit (n) of post-effective amendment no. 22 to the Registration
 Statement filed on Form Type 485BPOS on April 30, 2009
 (Accession No. 0001193125-09-094232).